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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): February 17, 1998
                                                         (February 18, 1998)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


         0-10592                                             14-1630287
  (Commission File Number)                 (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311

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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 17, 1998, declaring a quarterly cash dividend of $0.275 per share, payable April 1, 1998, to the shareholders of record at the close of business on March 13, 1998. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


         Reg S-K Exhibit No.                Description
              99(a)                         Press release dated February  17,
                                            1998, declaring a quarterly  cash
                                            dividend  of $0.275 per share,
                                            payable April 1,  1998,  to  the
                                            shareholders of record at the close
                                            of business on March 13, 1998.








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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 17, 1998

                                             TrustCo Bank Corp NY
                                             (Registrant)


                                             By:/s/ Robert T. Cushing
                                                -----------------------
                                                  Robert T. Cushing
                                                  Vice President and
                                                  Chief Financial Officer



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Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description                                Page
------------------       ----------------------------             ----------
      99(a)              Press release dated February17, 1998,        5
                         declaring a quarterly cash dividend of
                         $0.275 per share, payable April 1, 1998, to the shareholders of record at the close of business on March 13, 1998.


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                                                            Exhibit 99(a)

TRUSTCO
Bank Corp NY                                        News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                           NASDAQ -- TRST

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                                      TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - February 17, 1998


On February 17, 1998 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable April 1, 1998, to the shareholders of record at the close of business on March 13, 1998.

TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 51 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.07 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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